Exhibit 99.19

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Class A Common Stock of Syneos Health, Inc. This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: June 9, 2021

THOMAS H. LEE ADVISORS, LLC
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL HOLDCO, LLC

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL EQUITY ADVISORS VI (2019), LLC
By: Thomas H. Lee Partners, L.P.,
its Sole Member
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THOMAS H. LEE EQUITY FUND VI (2019), L.P.
By: THL Equity Advisors VI (2019), LLC,
its General Partner
By: Thomas H. Lee Partners, L.P.,
its Sole Member
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL EQUITY FUND VI (2019) COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P.,
its General Partner
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL EQUITY ADVISORS VII, LLC
By: Thomas H. Lee Partners, L.P.,
its Sole Member
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL FUND VII COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P.,
its General Partner
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL EQUITY FUND VII INVESTORS (INVENTIV), L.P.
THOMAS H. LEE EQUITY FUND VII, L.P.
THOMAS H. LEE PARALLEL FUND VII, L.P.
THOMAS H. LEE PARALLEL (CAYMAN) FUND VII, L.P.
THL EXECUTIVE FUND VII, L.P.
By: THL Equity Advisors VII, LLC,
its General Partner
By: Thomas H. Lee Partners, L.P.,
its Sole Member
By: Thomas H. Lee Advisors, LLC,
its General Partner
By: THL Holdco, LLC,
its Managing Member

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL MANAGERS VI, LLC

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company

THL MANAGERS VII, LLC

By:	/s/Michael McDonnell
Name: Michael McDonnell
Title: Chief Financial Officer, Management Company